Income Taxes And Tax Status	12 Months Ended
Dec. 31, 2020
Income Taxes And Tax Status [Abstract]
Income Taxes And Tax Status

11. INCOME TAXES AND TAX STATUS

Our net losses before income taxes for the years ended December 31, 2020 and 2019 are from domestic operations as well as losses from our wholly-owned German subsidiary.  We elected to treat our German subsidiary as a disregarded entity for purposes of income taxes and accordingly, the losses from our German subsidiary have been included in our operating results.

No current or deferred tax provision or benefit was recorded in 2020 or 2019 as a result of current losses and fully deferred tax valuation allowances for all periods.  We have recorded a valuation allowance to state our deferred tax assets at their estimated net realizable value due to the uncertainty related to realization of these assets through future taxable income.

A reconciliation between the provision for income taxes and the expected tax benefit using the federal statutory rate of 21% for each of the years ended December 31, 2020 and 2019, respectively are as follows (in thousands):

	2020	2019
Tax benefit at statutory rate	$(4,111)	$(1,985)
State tax benefit	(842)	(407)
Increase in valuation allowance	4,307	2,341
Other	646	51
	$-	$-

Our deferred tax assets and liabilities relate to the following sources and differences between financial accounting and the tax bases of our assets and liabilities at December 31, 2020 and 2019 (in thousands):

	2020	2019
Gross deferred tax assets:
Net operating loss carry-forward	$80,848	$83,865
Research and development credit carry-forward	6,603	7,608
Stock compensation	122	(28)
Patents and other	1,466	1,479
Contingent payment obligations	5,235	3,119
Inventories	-	139
Fixed assets	54	3
Accrued liabilities	64	200
Lease liabilities	77	142
Other	-	3
	94,469	96,530
Less valuation allowance	(94,245)	(96,320)
	224	210
Gross deferred tax liabilities:
Convertible debt	(224)	(210)
	(224)	(210)
Net deferred tax asset	$-	$-

Approximately $0.2 million, net of tax effect, of unrecognized tax benefit related to the beneficial conversion feature of convertible debt would be recorded as an adjustment to contributed capital rather than a decrease in earnings, if recognized.

At December 31, 2020, we had cumulative net operating loss (“NOL”) carry-forwards for income tax purposes of $323.2 million, of which $294.1 million is subject to expiration in varying amounts from 2021 to 2037.  At December 31, 2020, we also had research and development tax credit carryforwards of $6.6 million, which expire in varying amounts from 2021 through 2038.

Our ability to benefit from the tax credit carry-forwards could be limited under certain provisions of the Internal Revenue Code if there are ownership changes of more than 50%, as defined by Section 382 of the Internal Revenue Code of 1986 (“Section 382”).  Under Section 382, an ownership change may limit the amount of NOL, capital loss and R&D credit carry-forwards that can be used annually to offset future taxable income and tax, respectively.  In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period.  We conduct a study annually of our ownership changes.  Based on the results of our studies, we have determined that we do not have any ownership changes on or prior to December 31, 2020 which would result in limitations of our NOL, capital loss or R&D credit carry-forwards under Section 382.

Uncertain Tax Positions

We file income tax returns in the U.S. federal jurisdiction, various state jurisdictions, and Germany.  We have identified our Federal and Florida tax returns as our only major jurisdictions, as defined.  The periods subject to examination for those returns are the 2001 through 2020 tax years.  The following table provides a reconciliation of our unrecognized tax benefits due to uncertain tax positions for the years ended December 31, 2020 and 2019, respectively (in thousands):

	2020	2019
Unrecognized tax benefits – beginning of year	$927	$927
Unrecognized tax benefits – end of year	$927	$927

Future changes in the unrecognized tax benefit will have no impact on the effective tax rate so long as we maintain a full valuation allowance.

Our policy is that we recognize interest and penalties accrued on any unrecognized tax benefits as a component of our income tax expense.  We do not have any accrued interest or penalties associated with any unrecognized tax benefits.  For the years ended December 31, 2020 and 2019, we did not incur any income tax-related interest income, expense or penalties.